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                                                                    Exhibit 10.2

                   AMENDMENT NO. 2 TO FIVE YEAR LOAN AGREEMENT

            This AMENDMENT NO. 2 TO FIVE YEAR LOAN AGREEMENT (this "Amendment") dated as of April 26, 2001 is executed with reference to the Five Year Loan Agreement (as amended from time to time, the "Loan Agreement") dated as of April 30, 1999, among Harrah's Operating Company, Inc., a Delaware corporation ("Company"), Marina Associates, a New Jersey general partnership ("Marina" and together with the Company and such other Subsidiaries that become Borrowers pursuant to Section 2.10 thereof "Borrowers"), as Borrowers, Harrah's Entertainment, Inc., a Delaware corporation (the "Parent"), as Guarantor, Bank of America N.A. (formerly Bank of America National Trust and Savings Association) and each lender from time to time a party thereto (collectively, the "Lenders" and individually, a "Lender"), Bankers Trust Company, as Syndication Agent, Canadian Imperial Bank of Commerce and Societe Generale, as Documentation Agents, Commerzbank AG, PNC Bank, National Association and Wells Fargo Bank, N.A., as Co-Documentation Agents, and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

            The Borrowers, Guarantor and the Administrative Agent, acting on behalf of the Lenders under the Loan Agreement hereby agree as follows:

            1. RELEASE OF CO-BORROWER. Red River Entertainment of Shreveport Partnership in Commendam, a Louisiana limited partnership ("Red River") which is a Subsidiary of Parent, has heretofore been designated as a co-Borrower pursuant to Section 2.10 of the Loan Agreement. Each of the Parent and the Borrowers hereby represent and warrant that, as of the effective date of this Amendment, no obligations are owed by Red River to the Lenders under its Aggregate Sublimit.

            Each of the Company, the Borrowers and the Lenders agree that upon the effectiveness of this Amendment, Red River shall cease to be a Borrower for all purposes of the Loan Agreement and the Loan Documents. Each Borrower and Guarantor consent to the foregoing release and termination and agree that nothing in this Section 1 shall waive, alter, diminish or modify any Obligations of any Borrower (other than Red River to the extent set forth above) or Guarantor, which Obligations are hereby reaffirmed.

            2. SECTION 1.1 - NEW DEFINED TERMS. Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

                  "MANAGEMENT COMPANY" means any Subsidiary of Parent which has no substantial assets other than contractual rights to receive fees under management agreements, development agreements or similar instruments.

                  "INTERCOMPANY DEBT" means any Indebtedness owed by a
            Subsidiary of any Borrower to a Borrower.

                  "JOINT VENTURE HOLDING COMPANY" means any Subsidiary of Parent which has no substantial assets other than equity securities, securities convertible into equity securities and warrants, options or similar rights to purchase such equity securities or convertible securities (and any dividends, cash, instruments or other property received


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            in respect of or in exchange for any of the foregoing), in each case issued by Persons which are not Subsidiaries of Parent.

            3. CORRECTION TO SECTION 4.16. Section 4.16 of the Loan Agreement is hereby amended to correct the reference to "Environmental Laws" by replacing it with a reference to "Hazardous Materials Laws."

            4. SECTION 6.4 - LIENS, ETC.. Section 6.4(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(g) Liens, Negative Pledges and Rights of Others held by
            joint venture partners and any assignees thereof, and lenders thereto and any assignees thereof, with respect to the interests of Parent and its Subsidiaries in (i) that joint venture and the proceeds thereof or (ii) the capital stock or other equity ownership interests held by any Joint Venture Holding Company in that joint venture and the proceeds thereof, PROVIDED, in each case, that such Liens, Negative Pledges and Rights of Others shall secure and relate only the obligations of such joint venture or Contingent Obligations permitted by Section 6.7(g);"

            5. SECTION 6.7 - SUBSIDIARY INDEBTEDNESS. Section 6.7 of the Loan Agreement is hereby amended by so that clause (f) thereof reads in full as follows and to add new clauses (g) and (h):

                  "(f) Intercompany Debt, PROVIDED such Indebtedness is not
            subject to any Lien (other than Liens in favor of the Administrative Agent and the Lenders);

                  (g) Contingent Obligations of Management Companies consisting of guarantees of Indebtedness of Persons which are the counterparties to any management agreement, development agreement or other similar instruments to which such Management Companies are also party, PROVIDED that (i) the assets of each Management Company issuing any such guarantees shall not exceed 1.0% of Net Tangible Assets at any time, and (ii) the aggregate amount of assets of all Subsidiaries issuing guarantees permitted by this Section 6.7(g) shall not exceed 5% of Net Tangible Assets at any time; and

                   (h) Contingent Obligations of Joint Venture Holding Companies
            consisting of guarantees of Indebtedness of Persons in which such Joint Venture Holding Companies own equity securities, PROVIDED that the other Persons owning such equity securities have also ratably guaranteed such Indebtedness."

            6. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Administrative Agent shall have received executed counterparts of this Amendment from each of the Borrowers and the Guarantor and the consents hereto from the Requisite Lenders;

            7. COUNTERPARTS. This Amendment may be executed in counterparts in accordance with Section 11.7 of the Loan Agreement.

            8. CONFIRMATION. In all other respects, the Loan Agreement is confirmed.


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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                              HARRAH'S ENTERTAINMENT, INC., as Guarantor


                              By:
                                 -----------------------------------------------
                              Charles L. Atwood, Vice President and Treasurer


                              HARRAH'S OPERATING COMPANY, INC., as a Borrower


                              By:
                                 -----------------------------------------------
                              Charles L. Atwood, Vice President and Treasurer


                              MARINA ASSOCIATES, as a Borrower

                              By:  Harrah's New Jersey, Inc., general partner

                                    By:_________________________________
                                    Charles L. Atwood, authorized signatory

                              By:  Harrah's Atlantic City, Inc., general partner

                                    By:_________________________________
                                    Charles L. Atwood, authorized signatory

                              By:  RED RIVER ENTERTAINMENT OF SHREVEPORT
                                      PARTNERSHIP IN COMMENDAM, a Louisiana
                                      limited partnership

                                    By:   Harrah's Shreveport Investment
                                          Company, general partner

                                          By:___________________________

                                          Its:___________________________

                                    By:   Harrah's Shreveport Management
                                          Company, general partner

                                          By:__________________________

                                          Its:___________________________



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                              BANK OF AMERICA, N.A., as Administrative Agent

                              By: ________________________________________
                                    Janice Hammond, Vice President






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                                CONSENT OF LENDER


            This Consent of Lender is delivered with reference to the Five Year Loan Agreement (as amended from time to time, the "Loan Agreement") dated as of April 30, 1999, among Harrah's Operating Company, Inc., a Delaware corporation ("Company"), Marina Associates, a New Jersey general partnership ("Marina" and together with the Company and such other Subsidiaries that become Borrowers pursuant to Section 2.10 thereof, "Borrowers), as Borrowers, Harrah's Entertainment, Inc., a Delaware corporation (the "Parent"), as Guarantor, Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) and each lender from time to time a party thereto (collectively, the "Lenders" and individually, a "Lender"), Bankers Trust Company, as Syndication Agent, Canadian Imperial Bank of Commerce and Societe Generale, as Documentation Agents, Commerzbank AG, PNC Bank, National Association and Wells Fargo Bank, N.A., as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

            The undersigned Lender is a party to the Five Year Loan Agreement and hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 by the Administrative Agent on behalf of the Lenders to each such Loan Agreement to which it is a party, substantially in the forms presented to the undersigned as drafts.


                                    ________________________________
                                    [Typed/Printed Name of Bank]

                                    By: ____________________________

                                    ________________________________
                                    [Typed/Printed Name and Title]

                                    Dated: ____________________, 2001




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